SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of
                                      1934

                           Date of Report January 17, 2007


                            TONGA CAPITAL CORPORATION
                  ---------------------------------------------
             (Exact name of registrant as specified in its chapter)


   COLORADO                 33-13791-D                      84-1069035
   --------                 ----------                      ----------
(State or other             (Commission File                (IRS Employer
jurisdiction of             Number)                         Identification No.)
of incorporation)


2600 S. Shore Blvd, Suite 100, League City, TX 77573
---------------------------------------------------
(Address of principal executive offices)     (Postal Code)


        Registrant's telephone number, including area code (281) 334-5161
                                                           --------------

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.


Elizabeth Evans has resigned as Director of the Company, effective immediately.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TONGA CAPITAL CORP.
                                               (Registrant)


                                         By: /s/ Charles T. Phillip
                                             --------------------------
Date:  January 18, 2007                           Charles T. Phillips
                                                  President & Director